Exhibit 99.1

July 21, 2021

Securities and Exchange Commission
Washington, DC 20549

Laporte, A Professional Accounting Corporation was furnished with a copy of the disclosures included on Form 8-K for Home Federal Bancorp, Inc. of Louisiana (Commission File Number: 001-35019), dated July 21, 2021 with respect to Item 4.01 Changes in Registrant’s Certifying Accountants, and agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K.

Sincerely,
LaPorte, A Professional Accounting Corporation